Exhibit 10.3

GIGAMON LLC

2009 PERFORMANCE UNIT PLAN

NOTICE OF PERFORMANCE UNIT GRANT

and

AGREEMENT

Date:

[Name of Participant]

(herein referred to as “Participant”)

[Address]

Dear Participant:

1. Notice of Grant of Performance Units. Participant has been granted by Gigamon LLC (the “Company”) Performance Units on the terms and conditions set forth in the Company’s 2009 Performance Unit Plan (the “Plan”) and as set forth in this notice and agreement (this “Agreement”) as follows (unless otherwise defined herein, the terms defined in the Plan shall have the same defined meaning in this Agreement):

Date of Grant:

Vesting Commencement Date:

Number of Performance Units Granted:

Expiration Date:	[ , 20 ]

Vesting Schedule:

Date of Vesting	Number of Performance Units

First Anniversary of Vesting Commencement Date	25% ( ) will vest.

Thereafter, monthly on the last day of each month, 1/48 (        ) of the total number of Performance Units granted will vest until all Performance Units are fully vested. In the event of fractional Performance Units, the monthly number of Performance Units shall be adjusted accordingly to the nearest whole Performance Unit.

Base Value per Performance Unit:

Subject to the terms and conditions of the Plan, vested Performance Units will entitle Participant to receive the Distributable Amount as determined by the Board in accordance with the Plan upon the Change of Control (as defined in the Plan) of the Company as provided in the Plan, provided that the Change of Control occurs prior to the earlier of (i) the Expiration Date set forth above or (ii) [the three month anniversary date of the termination of Participant’s Continuous Status as an Employee/Consultant for any reason other than for “cause” (as defined in the Plan), such earlier date is referred to as the “Termination Date.”

PARTICIPANT ACKNOWLEDGES THAT PARTICIPANT WILL NOT RECEIVE ANY AMOUNTS UNDER THE PLAN AND THIS AGREEMENT WITH RESPECT TO ANY PERFORMANCE UNITS GRANTED TO PARTICIPANT, UNLESS A CHANGE OF CONTROL OF THE COMPANY OCCURS PRIOR TO THE TERMINATION DATE (AS DEFINED ABOVE).

PARTICIPANT ACKNOWLEDGES THAT IF THE DISTRIBUTABLE AMOUNT AS DETERMINED IN ACCORDANCE WITH THE PLAN WITH RESPECT TO A PERFORMANCE UNIT IS ZERO, THEN PARTICIPANT WILL NOT RECEIVE ANY AMOUNTS UNDER THE PLAN AND THIS AGREEMENT WITH RESPECT TO SUCH PERFORMANCE UNITS.

PARTICIPANT FURTHER ACKNOWLEDGES THAT BEFORE PAYMENT OF ANY AMOUNTS WITH RESPECT TO SUCH PARTICIPANT’S PERFORMANCE UNITS WILL BE MADE PARTICIPANT MUST EXECUTE AND NOT REVOKE A RELEASE OF CLAIMS IN FAVOR OF THE COMPANY.

2. Termination of Continuous Status as Employee or Consultant.

(a) Cessation of Vesting. In the event of termination of Participant’s Continuous Status as an Employee or Consultant prior to the Redemption Date for any reason (including death or disability of Participant), vesting shall cease and all rights to receive distributions with respect to unvested Performance Units granted hereunder shall cease and be terminated as of the date of such termination of employment or consultancy relationship. In the event that Participant has not met any specific vesting requirements set forth in this Agreement prior to the Redemption Date, any rights to receive distributions with respect to unvested Performance Units granted hereunder shall cease and be terminated on the earlier of the date such requirements were required to have been met or as of the date immediately prior to such Redemption Date and distributions shall be paid only with respect to Performance Units fully vested as of the Redemption Date.

(b) Termination of Grant. In the event that Participant’s Continuous Status as an Employee or Consultant terminates for any reason (including death or disability of Participant) and a Change of Control does not occur by the three month anniversary after such termination, then all vested Performance Units granted to such Participant will terminate and all rights to receive distributions with respect to such vested Performance Units under the Plan will cease and be terminated as of such anniversary date.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE PERFORMANCE UNITS IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED PERFORMANCE UNITS HEREUNDER).

PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS GRANT OF PERFORMANCE UNITS NOR IN THE PLAN SHALL CONFER ON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PARTICIPANT’S OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

3. Forfeiture. Notwithstanding anything to the contrary contained herein or in any notice or agreement between the Company and Participant, in the event that Participant’s Continuous Status as an Employee or Consultant is terminated for cause (as defined in the Plan), then all rights to receive distributions with respect to any Performance Units (including vested Performance Units) under this Plan shall cease and be forfeited as of the date of such termination for cause.

4. Withholding Taxes. In order to permit the Company to comply with all applicable withholding taxes, the Company may take such action as it deems appropriate to insure that all applicable withholding taxes are withheld from any amounts payable by the Company to Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold.

5. Participant’s Representation regarding Tax Advice. Participant acknowledges that Participant should consult his or her own tax advisor regarding the tax consequences to him or her of this grant of Performance Units, including receipt of any Distributable Amount as provided in the Plan. Participant represents to the Company that he or she is relying solely on his or her own advisor and not on any statements or representations made by the Company or any of its agents regarding the tax consequences to him or her of this grant of Performance Units, including receipt of any Distributable Amount.

6. Nontransferability of Performance Units; Successors and Assigns. Performance Units, and the right to receive a distribution with respect thereto, may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The terms of this Agreement, including the Plan, shall be binding upon the executors, administrators, heirs and successors of Participant. The Company may assign its rights or delegate its obligations under this Agreement in whole or in part, and this Agreement shall inure to the benefit of the successors and assigns of the Company.

7. Miscellaneous. This Agreement and the Plan constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in their entirety all prior undertakings, understandings and agreements of the Company and Participant with respect to the subject matter hereof. This Agreement and the Plan is governed by California law except for that body of law pertaining to conflict of laws. In the event of a conflict between the provisions of the Plan and the specific terms of this Agreement, the Plan shall prevail.

8. Acknowledgement of Participant. Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions of this Agreement including the Plan. Participant accepts this grant of Performance Units and this Agreement including the Plan and understands that Participant’s grant is subject to the specific terms set out in this Agreement including the Plan.

9. Effectiveness of this Agreement. The grant of Performance Units set forth above and this Agreement shall not be effective unless and until this Agreement is signed and delivered by both Participant and the Company.

SIGNATURE PAGE TO NOTICE OF PERFORMANCE UNIT GRANT FOLLOWS

By signatures of Participant and the Company’s representative below, Participant and the Company agree that the Performance Units set forth above are granted under and governed by the terms of the Plan and this Agreement.

PARTICIPANT	GIGAMON LLC

By
Signature

Title:
Print Name

Dated: , 20	Dated: , 20

SIGNATURE PAGE TO NOTICE OF PERFORMANCE UNIT GRANT

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